UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM 8 - K

                          CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report October 20, 1998


    COMMISSION FILE NO. 0-24812


                     DIVOT GOLF CORPORATION
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      (Exact name of registrant as specified in its charter)


                DELAWARE                            56-1781650
--------------------------------       -----------------------------
       (State or other jurisdiction (I.R.S. Employer Identification No.) incorporation or organization)

             One Tampa City Center, Suite 200, Tampa, FL 33602
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                  (Address of principal executive offices)


                               (813) 222-0611
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            (Registrant's telephone number, including area code)


Check whether the registrant:  (1) has filed all reports required to be filed by
Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes |X| No |_|





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                        DIVOT GOLF CORPORATION

                               FORM 8 - K

                           TABLE OF CONTENTS




Item 1.  Changes in Control of Registrant - None

Item 2.  Acquisition or Disposition of Assets - None

Item 3.  Bankruptcy or Receivership - None

Item 4.  Changes in Registrant's Certifying Accountant - None

Item 5.  Other Events ....................................................Page 3

Item 6.  Resignations of Registrant's Directors - None

Item 7.  Financial Statements and Exhibits................................Page 3


Signatures................................................................Page 4



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ITEM 5.  Other Events

     On October 6, 1998, the Company formed a joint venture with Raymond Floyd ("Joint Venture"). The Joint Venture is operated as a limited liability company, 80% of which will be owned by the Company and the remaining 20% by Eagle Golf Enterprises, Inc. (a Raymond Floyd family-owned company).

     The Joint Venture entered into a license agreement with Raymond Floyd Enterprises, Inc., pursuant to which the Joint Venture received the exclusive right to manufacture and distribute "Licensed Products" (which the parties anticipate will include a signature line of Raymond Floyd golf related accessory products). Manufacture and distribution of the Licensed Products will be the sole business of the Joint Venture. The initial term of the license is ten years, subject to 2 - 10 year renewal terms. The license will be subject to termination or non-renewal if the Joint Venture, among other things, fails to reach certain specified revenue goals. The Licensed Products will be manufactured and distributed by Miller Golf, Inc., a wholly owned subsidiary of the Company.

     In consideration for the license, the Company has issued 354,463 shares of common stock to Mr. and Mrs. Raymond Floyd, as tenants by the entirities, through assignment from Raymond Floyd Enterprises, Inc. This represents 9.1% of the issued and outstanding shares of the Company's common stock as of October 16, 1998. In this regard, the Company understands that Mr. and Mrs. Floyd have filed, or are in the process of filing, a Form 13G. Mr. and Mrs. Floyd have the obligation to return some or all of the shares upon the occurrence or nonoccurrence of certain events.

ITEM 7.  Financial Statements and Exhibits

Financial  statements - None

The Exhibits listed below are being filed with this Form 8-K.

Exhibit/ Document/Description

Item


4.1  Registration Rights and Related Matters...................................5

10.1 Limited Liability Company Agreement of DIVOT - RFG JOINT VENTURE, L.L.C. (the "Company") by and between EAGLE GOLF ENTERPRISES, INC., a Florida corporation ("EAGLE"), and DIVOT GOLF CORPORATION, a Florida corporation
("DIVOT"), as members (collectively, the "Members")...........................12

10.2 Addendum to Limited Liability Company Agreement of Divot-RFG Joint Venture,
L.L.C.........................................................................45

10.3 LICENSE AGREEMENT by and between RAY FLOYD ENTERPRISES, INC. ("Licensor"), RAYMOND FLOYD individually ("Floyd"), and DIVOT - RFG JOINT VENTURE, L.L.C., a
Florida limited liability company ("Company" or "Licensee")...................46

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                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.


                                        DIVOT GOLF CORPORATION

                                       /s/Clifford F. Bagnall
                                     -------------------------------------------
                                    Clifford F. Bagnall, Chief Financial Officer
                                   (Principal Financial and Accounting Officer)

Date: October 20, 1998



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